Unaudited Interim Condensed Consolidated Statements of Income (Loss) - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Profit or loss [abstract]
Product sales	€ 16,162	€ 16,124
Other revenues	5,686	7,092
Revenues	21,847	23,215
Cost of goods and services	(13,860)	(14,650)
Research and development expenses	(20,689)	(27,732)
Marketing and distribution expenses	(2,034)	(4,941)
General and administrative expenses	(5,770)	(10,010)
Other income and expenses, net	2,084	2,979
OPERATING LOSS	(18,422)	(31,138)
Finance income	13	7,695
Finance expenses	(7,130)	(4,607)
Result from investments in associates		(19)
LOSS BEFORE INCOME TAX	(25,539)	(28,070)
Income tax income/(expense)	(502)	368
LOSS FOR THE PERIOD	€ (26,041)	€ (27,702)
Losses per share for profit/loss for the period attributable to the equity holders of the Company, expressed in € per share
- basic	€ (0.24)	€ (0.30)
- diluted	€ (0.24)	€ (0.30)